                                                                   EXHIBIT 10.13


                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION



                                  BY AND AMONG



                           AHFP HOLDING CORPORATION,



                                      AND


                         INTERNATIONAL HOME FOODS, INC.



                                  DATED AS OF



                                OCTOBER 1, 1997

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of October 1, 1997, by and among AHFP Holding Corporation, a Delaware corporation ("AHFP") and International Home Foods, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S

       A. AHFP is the owner of 264,000,000 shares (the "Old Shares") of the Company's common stock, no par value ("Common Stock");

       B. AHFP is the owner of 40,000,000 shares (the "DM Shares") of the common stock, $.01 par value ("DM Common Stock"), of DM US Holding Corp., a Delaware corporation ("DM");

       C. The Company has filed a registration statement with the Securities and Exchange Commission in contemplation of an initial public offering, and in order to diversify the voting power with respect to the Company's Common Stock and provide additional liquidity for the Company's shareholders, the Company intends to acquire DM and AHFP intends to reorganize pursuant to the transactions described herein;

       D. At the Initial Closing (hereinafter defined), the Company and AHFP desire to effect an exchange of the DM Shares for additional shares of Common Stock (collectively, the "DM Exchange");

       E. In connection with the Second Closing (hereinafter defined), the Company intends to amend its Certificate of Incorporation so as to provide (i) that the par value of its Common Stock shall be increased to $.01 and (ii) for a reverse stock split of the issued and outstanding shares of Common Stock (the "New Common Stock") resulting in an exchange (the "Old Shares Exchange") of the Old Shares and the shares of Common Stock received by AHFP as a result of the DM Exchange (collectively, the "Aggregate Old Shares") for shares of New Common Stock;

       F. After the Second Closing AHFP will distribute to its shareholders its assets, including (x) all of the shares of New Common Stock received by AHFP pursuant to the Old Shares Exchange, (y) its contractual rights arising under the Registration Agreement (hereinafter defined) and (z) its rights and obligations arising under Sections 7.14 and 7.15 of the Merger Agreement (hereafter defined), as necessary for the transactions contemplated herein to qualify as a reorganization as described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

       G. For federal income tax purposes, it is intented that the transactions contemplated herein qualify as a reorganization as described in
Section 368(a) of the Code.

                              A G R E E M E N T S

       NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                 THE EXCHANGES

       1.1.   DM Exchange.

              (a) Upon the terms set forth herein, at the Initial Closing AHFP shall assign, transfer and convey to the Company the DM Shares. AHFP, at the Initial Closing, shall deliver to the Company one or more share certificates representing the DM Shares, properly endorsed for transfer (together with all necessary stock powers and other documentation of transfer reasonably acceptable to the Company).

              (b) Subject to adjustment as provided in Section 1.3, at the Initial Closing, the Company shall in respect of the DM Shares, issue to AHFP 16,666,667 shares of Common Stock.

       1.2.   Old Shares Exchange.

              (a) Upon the terms set forth herein, at the Second Closing AHFP shall surrender to the Company the Aggregate Old Shares. AHFP, at the Second Closing, shall deliver to the Company one or more share certificates representing the Aggregate Old Shares, properly endorsed for transfer (together with all necessary stock powers and other documentation of transfer reasonably acceptable to the Company).

              (b) Subject to adjustment as provided in Section 1.3, at the Second Closing, the Company shall in respect of the Aggregate Old Shares, issue to AHFP 280,666,667 shares of New Common Stock.

       1.3. Adjustment. Notwithstanding the foregoing, if between the date of this Agreement and the Closing the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares (including the increase in par value and the reverse stock split contemplated herein), then the number of shares of Common Stock and New Common Stock to be issued by the Company pursuant to this
Article I shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

       2.1. Representations and Warranties of AHFP. AHFP represents and warrants to the Company as follows:

              (a) Ownership of Shares. As of the date hereof, AHFP is the holder of record and beneficially owns 264,000,000 shares of Common Stock and at the Second Closing, AHFP will surrender for exchange to the Company good and valid title to the Aggregate Old Shares, free and clear of all liens. As of the date hereof, AHFP is the holder of record and beneficially owns 40,000,000 shares of the common stock, $.01 par value, of DM, and at the Initial Closing will transfer to the Company good and valid title to the DM Shares.

              (b) Authority. (i) AHFP has been duly created and is validly existing under the laws of the jurisdiction of its creation; AHFP has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance by AHFP of this Agreement and the consummation by AHFP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of AHFP.

                     (ii) AHFP has full legal capacity to execute and deliver this Agreement and to perform the obligations of AHFP hereunder. This Agreement has been duly and validly executed and delivered by AHFP and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of AHFP, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). Each consent, authorization, order or approval of, or filing or registration with, any governmental entity required by applicable law on or before the Initial Closing or Second Closing, as applicable, for or in connection with the execution and delivery by such AHFP of this Agreement, or the performance by AHFP of its obligations hereunder will have been obtained or made on or before the Initial Closing or Second Closing, as applicable, except where the failure to obtain any such consent, authorization, order, approval, filing or registration would not affect AHFP's ability to perform its obligations under this Agreement in any material respect.

              (c) No Conflicts. The execution, delivery, and performance by AHFP of this Agreement does not (i) violate or breach any provision of any law or statute applicable to AHFP and any provision of its organizational or constituent documents, except where such violation or breach would not affect AHFP's ability to perform its obligations under this Agreement, or (ii) violate, breach, cause a default under, or result in the creation of a lien pursuant to, any agreement or instrument to AHFP is a party or to which it or any of its properties may be subject, except where the violation, breach, default or creation of a lien would not affect such AHFP's ability to perform its obligations under this Agreement.

              (d)    Private Placement.

                     (i) AHFP understands and acknowledges with the Company that:

                            (A) the offering and sale of the Common Stock and New Common Stock is intended to be exempt from registration under the Securities Act of 1933 (the "Securities Act"), by virtue of the provisions of either Section 4(2) of the Securities Act or Rule 506 of Regulation D ("Regulation D") promulgated under the Securities Act by the Securities and Exchange Commission (the "SEC");

                            (B) the offering itself will be reported by AHFP to the SEC to the extent required by Regulation D and to various state securities or blue sky commissioners to the extent required by applicable state law; and

                            (C) there is no existing public or other market for either the Common Stock or the New Common Stock and there can be no assurance that AHFP will be able to sell or dispose of either the Common Stock, or the New Common Stock.

                     (ii)   AHFP represents and warrants to the Company that:

                            (A) except as contemplated by the Reorganization Distribution, the Common Stock and the New Common Stock to be acquired by it pursuant to this Agreement is being acquired for its own account, not as a nominee or agent for any other person and without a view to the distribution of the Common Stock or the New Common Stock or any interest therein in violation of the Securities Act; and

                            (B) AHFP is an "accredited investor" within the meaning of Rule 501(a) under Regulation D, and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Common Stock and the New Common Stock.

                     (iii) AHFP acknowledges that the shares of the Common Stock and the New Common Stock have not been registered under the Securities Act and understands that the shares of the Common Stock and the New Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement.

              (e) Organization and Qualification. (i) AHFP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material effect on the AHFP.

                     (ii) HM&F Holdings, S.A. de C.V., a Mexican corporation ("Mexico Holdings") is duly organized, validly existing and in good standing under the laws of Mexico, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material effect on Mexico Holdings.

                     (iii) Productos Del Monte, S.A. de C.V., a Mexican corporation ("Del Monte"), is duly organized, validly existing and in good standing under the laws of Mexico, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material effect on Del Monte.

                     (iv) Frutas y Verduras Selectas, S. de R.L. de C.V., a Mexican partnership ("Frutas"), is duly organized, validly existing and in good standing under the laws of Mexico, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now conducted, and is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material effect on Frutas.

              (f)    Capitalization.

                     (i)    (A)    The authorized capital stock of DM consists
       solely of 50,000,000 shares of DM Common Stock, of which 40,000,000 shares are issued and outstanding and owned beneficially and of record by AHFP, free and clear of all liens. No other shares of capital stock of DM are issued or outstanding. Each of the DM Shares has been validly issued and is fully paid and nonassessable. None of the DM Shares have been issued in violation of any preemptive or similar rights of any stockholder of DM. None of the shares of capital stock of DM or any other class of securities of DM has been or is registered under the Securities Act or the Exchange Act.

                            (B)    (1)     No shares of DM Common Stock are
       reserved for issuance, and (2) except for this Agreement, there are no contracts, agreements, commitments or arrangements obligating AHFP or DM
       (x) to offer, sell, issue or grant any shares of, or any options, warrants or rights of any kind to acquire any shares of, or any securities that are convertible into or exchangeable for any shares of, capital stock of DM, (y) to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding shares of, or any outstanding options, warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of DM or (z) to grant any lien on any shares of capital stock of DM.

                     (ii)   (A)    The authorized capital stock of Mexico
       Holdings consists solely of 5,000 shares of common stock, par value $10 Mexican Pesos per share (the "Mexico Common Stock"), of which 5,000 shares are issued and outstanding. The Company owns 4,999 shares of Mexico Common Stock of record, free and clear of all liens. Lawrence D. Stuart, Jr. owns 1 share of Mexico Common Stock of record, free and clear of all liens. No other shares of capital stock of Mexico Holdings are issued or outstanding. Each share of Mexico Common Stock has been validly issued and is fully paid and nonassessable. No shares of Mexico Common Stock have been issued in violation of any preemptive or similar rights of any stockholder of Mexico Holdings. None of the shares of capital stock of Mexico Holdings or any other class of securities of Mexico Holdings has been or is registered under the Securities Act or the Exchange Act.

                            (B)    (1)     No shares of Mexico Common Stock are
       reserved for issuance, and (2) there are no contracts, agreements, commitments or arrangements obligating Mexico Holdings (x) to offer, sell, issue or grant any shares of, or any options, warrants or rights of any kind to acquire any shares of, or any securities that are convertible into or exchangeable for any shares of, capital stock of Mexico Holdings, (y) to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding shares of, or any outstanding options, warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of Mexico Holdings or (z) to grant any lien on any shares of capital stock of Mexico Holdings.

                     (iii)  (A)    The authorized capital stock of Del Monte
       consists solely of 2,500 shares of fixed capital series A stock, par value $1.00 Mexican Pesos per share (the "Del Monte Fixed Common Stock") and 186,513,464 shares of variable capital series B, par value $1.00 Mexican Pesos per share (the "Del Monte Variable Common Stock" and collectively with the Del Monte Fixed Common Stock, the "Del Monte Common Stock"). Mexico Holdings owns 2,499 shares of Del Monte Fixed Common Stock of record, free and clear of all liens. Lawrence D. Stuart, Jr. owns 1 share of Del Monte Fixed Common Stock of record, free and clear of all liens. Mexico Holdings owns 186,513,464 shares of Del Monte Variable Common Stock of record, free and clear of all liens. No other shares of capital stock of Del Monte are issued or outstanding. Each share of Del Monte Common Stock has been validly issued and is fully paid and nonassessable. No shares of Del Monte Common Stock have been issued in violation of any preemptive or similar rights of any stockholder of Del Monte. None of the shares of capital stock of Del Monte or any other class of securities of Del Monte has been or is registered under the Securities Act or the Exchange Act.

                            (B)    (1)     No shares of Del Monte Common Stock
       are reserved for issuance, and (2) there are no contracts, agreements, commitments or arrangements obligating Del Monte (x) to offer, sell, issue or grant any shares of, or any options, warrants or rights of any kind to acquire any shares of, or any securities that are convertible into or exchangeable for any shares of, capital stock of Del Monte, (y) to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding shares of, or any outstanding options, warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of Del Monte or (z) to grant any lien on any shares of capital stock of Del Monte.

                     (iv)   (A)    The interests of Frutas consist solely of
       two paid-in social parts (the "Frutas Interests"). Del Monte owns one Frutas Interest of record, free and clear of all liens. Lawrence D. Stuart, Jr. owns one Frutas Interest of record, free and clear of all liens. No other interests of Frutas are issued or outstanding. Each Frutas Interests has been validly issued. No Frutas Interests has been issued in violation of any preemptive or similar rights of any partner of Frutas. None of the partnership interest of Frutas has been or is registered under the Securities Act or the Exchange Act.

                            (B)    (1)     No Frutas Interests are reserved for
       issuance, and (2) there are no contracts, agreements, commitments or arrangements obligating Frutas (x) to offer, sell, issue or grant any interests in, or any options, warrants or rights of any kind to acquire any interests in, or any securities that are convertible into or exchangeable for any interest in, Frutas, (y) to redeem, purchase or acquire, or offer to purchase or acquire, any outstanding interest in, or any outstanding options, warrants or rights of any kind to acquire any interest in, or any outstanding securities that are convertible into or exchangeable for any interest in, Frutas or (z) to grant any lien on any interest in Frutas..

       2.2. Representations and Warranties of the Company. The Company represents and warrants to AHFP as follows:

              (a) Organization and Qualification. The Company is a corporation duly organized, validly exiting and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the character of its properties or the nature of its business make such qualification necessary , except where the failure to be so qualified or in good standing could not reasonable be expected to have material effect on the Company.

              (b) Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists solely of 1,900,000,000 shares of Common Stock, of which 330,000,000 shares are issued and outstanding. No other shares of capital stock of the Company are issued or outstanding. Each share of Common Stock has been validly issued and is fully paid and nonassessable. Each share of the Common Stock and the New Common Stock to be issued to AHFP hereunder will be validly issued, fully paid and nonassessable.

              (c) Authority. (i) The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance by the Company of this Agreement and the consummation by the

       Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.

                     (ii) The Company has full legal capacity to execute and deliver this Agreement and to perform the obligations of the Company hereunder. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
       Each consent, authorization, order or approval of, or filing or registration with, any governmental entity required by applicable law on or before the Initial Closing or Second Closing, as applicable, for or in connection with the execution and delivery by the Company of this Agreement, or the performance by the Company of its obligations hereunder will have been obtained or made on or before the Initial Closing or Second Closing, as applicable, except where the failure to obtain any such consent, authorization, order, approval, filing or registration would not affect the Company's ability to perform its obligations under this Agreement in any material respect.

              (d) No Conflicts. The execution, delivery, and performance by the Company of this Agreement does not (i) violate or breach any provision of any law or statute applicable to the Company or any provision of its organizational or constituent documents, except where such violation or breach would not affect the Company's ability to perform its obligations under this Agreement, or (ii) violate, breach, cause a default under, or result in the creation of a lien pursuant to, any agreement or instrument to which such the Company is a party or to which it or any of its properties may be subject, except where the violation, breach, default or creation of a lien would not affect the Company's ability to perform its obligations under this Agreement.


                                  ARTICLE III

                                   COVENANTS

       3.1. New Common Stock. Prior to the Second Closing, the Company shall cause the New Common Stock to be created.

       3.2. Registration Rights Agreement. The Company and AHFP hereby agree as follows:

              (a) that the shares of New Common Stock are subject to that certain Registration Rights Agreement entered into as of November 1, 1996 by and among the Company, AHFP and AHP Subsidiary Holding Corporation ("AHP Sub") (the "Registration Agreement") and that such are Registrable Shares (as such term is defined in the Registration Agreement) thereunder.

              (b) From and after the consummation of the Reorganization Distribution, the Company agrees and acknowledges that each of the shareholders of AHFP (collectively, the "AHFP Shareholders"), as transferees of AHFP, shall be members of the Buyer Group Demand Holders and Buyer Group Piggyback Holders (as such terms are defined in the Registration Agreement) and shall be a Holder, Demand Holder and Piggyback Holder (as such terms are defined in the Registration Agreement) under the Registration Agreement; provided that their rights under the Registration Agreement in such capacity shall be subject to the provisions of this Section 3.2.

              (c) From and after the Reorganization Distribution, the right of any Demand Holder, who is a member of the Buyer Group Demand Holders, to make a Demand Request (as such term is defined in the Registration Agreement) shall be limited as follows: no Demand Request may be made by any Demand Holder, who is a member of the Buyer Group Demand Holders, unless (i) with respect to two Demand Registrations (as such term is defined in the Registration Agreement) only, the Registrable Shares proposed to be sold by such Demand Holder represent, in the aggregate more than 35% of the total number of Registrable Shares held by all Buyer Group Demand Holders or (ii) with respect to one Demand Registration only, (A) either (x) the Registrable Shares proposed to be sold by such Demand Holder represent 51% or more of the total number of Registrable Shares held by all Buyer Group Demand Holders other than the members of the HMC Group or (y) it is made by at least two such Buyer Group Demand Holders, who are not members of the HMC Group, (B) the Registrable Shares proposed to be sold by such Demand Holders have a fair market value (determined in good faith by the Company's Board of Directors), at the time of the Company's receipt of the Demand Request, of $25 million or more than and
(C) the offering to be consummated pursuant to such Demand Request will not, in the reasonable opinion of an investment banking firm selected by the Company, have a material adverse effect on the market price of the Common Stock. Notwithstanding the foregoing, in no event may a Demand Request be made at any time within 180 days after the consummation of a Qualified IPO (as such term is defined in the Registration Agreement"). As used in the paragraph this term "HMC Group" means Hicks, Muse, Tate & Furst Incorporated ("HMTF") and its Affiliates (as such term is defined in the Registration Agreement) and its and their respective officers, directors, and employees (and members of their respective families and trusts for the primary benefit of such family members).

              (d) From and after the Reorganization Distribution, the right of any Piggyback Holder, who is a member of the Buyer Group Piggyback Holders, to make a Piggyback Request (as such term is defined in the Registration Agreement) in respect of a proposed Qualified IPO (as such term is defined in the Registration Agreement) shall be subject to the prior consent of the Company.

       3.3. The Reorganization Distribution. After the Second Closing (and in any event prior to the effectiveness of the Registration Statement for a Qualified IPO), AHFP shall distribute to the AHFP Shareholders AHFP's assets, including all of the shares of New Common Stock received by AHFP pursuant to the Old Shares Exchange, subject to Section 3.2, the rights and obligations under the Registration Agreement and the rights and obligations arising under Sections 7.14 and 7.15 of the Merger Agreement, as necessary for the transactions contemplated herein to qualify as a reorganization as described in
Section 368(a) of the Code (the "Reorganization Distribution"). In connection with such distribution AHFP shall use reasonable efforts to obtain each AHFP Shareholder's execution of and deliver to the Company a counterpart of an Acknowledgment and Appointment of Agent in substantially the form of Exhibit "A" hereto.

       3.4. Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its commercially reasonable efforts to take, or cause to be taken all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement. If at any time after either the Initial Closing or the Second Closing, as applicable, any further action is necessary to carry out the purposes of this Agreement, the parties to this Agreement and their duly authorized representatives shall take all such actions.


                                   ARTICLE IV

                                    CLOSING

       4.1. Initial Closing. The closing of the transactions contemplated by the DM Exchange (the "Initial Closing") will take place at the offices of Vinson & Elkins L.L.P., Dallas, Texas, at 5:00 p.m., local time, on September 30, 1997 or at such other place and time as AHFP and the Company may agree.

       4.2. Second Closing. The closing of the transactions contemplated by the Old Shares Exchange (the "Second Closing") will take place at the offices of Vinson & Elkins L.L.P., Dallas, Texas, at 10:00 a.m. local time, immediately prior to the effectiveness of the Registration Statement for a Qualified IPO or at such other place and time as AHFP and the Company may agree.

       4.3.   Actions to Occur at the Initial Closing.  At the Initial Closing:

              (a) The Company shall deliver to AHFP the number of shares of Common Stock due to AHFP as provided in Article I hereof; and

              (b) AHFP shall deliver to the Company one or more stock certificates respectively representing the DM Shares, properly endorsed for transfer (together with all necessary stock powers and other appropriate documentation).

       4.4.   Actions to Occur at Second Closing.  At the Second Closing:

              (a) The Company shall deliver to AHFP the number of shares of New Common Stock due to AHFP as provided in Article I hereof; and

              (b) AHFP shall deliver to the Company one or more stock certificates respectively representing the Aggregate Old Shares, properly endorsed for transfer (together with all necessary stock powers and other appropriate documentation).

                                   ARTICLE V

                               GENERAL PROVISIONS

       5.1.   Survival of Representations, Warranties and Covenants.
Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, each of the representations and warranties and covenants made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing.

       5.2. Transaction Fees. Each party to this Agreement shall pay and discharge all of its fees associated with the transactions contemplated by this Agreement.

       5.3. Amendment and Modification. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

       5.4. Waiver of Compliance. Any failure of AHFP on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement, or condition contained herein may be waived only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

       5.5. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

       5.6. Parties in Interest. This Agreement shall be binding upon and, except as provided below, inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, except as set forth below, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

       5.7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

              (a)    If to AHFP, to

                     AHFP Holding  Corporation
                     200 Crescent Court, Suite 1600
                     Dallas, Texas 75201
                     Attn: Lawrence D. Stuart, Jr.
                     Facsimile: (214) 740-7313

                     with a copy to

                     Vinson & Elkins L.L.P.
                     3700 Trammell Crow Center
                     2001 Ross Avenue
                     Dallas, Texas  75201
                     Attn:  A. Winston Oxley
                     Facsimile: (214) 220-7716

              (b)    If to the Company, to

                     1633 Littleton Road
                     Parsippany, New Jersey  07054
                     Attn:  Kelley Maggs
                     Facsimile: (973) 254-5460

       5.8. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

       5.9. Entire Agreement. This Agreement (which terms shall be deemed to include the schedules hereto) constitutes the entire agreement of the parties hereto and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. There are no representations or warranties, agreements or covenants other than those expressly set forth in this Agreement.

       5.10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. ANY SUIT OR PROCEEDING BROUGHT HEREUNDER SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE COURTS LOCATED IN DELAWARE.

       5.11. Director and Officer Liability. The directors, officers and stockholders of either AHFP or the Company and their respective affiliates shall not have any personal liability or obligation arising under this Agreement.

              5.12. Certain Definitions. For purposes of this Agreement, the term:

              (a) "affiliate" of a specified person means a person who, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person;

              (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (c) "Material Adverse Effect" shall mean any change or effect that would be materially adverse to the consolidated business, condition (financial or otherwise), operations, performance or properties of a specified person and its subsidiaries, if any, taken as a whole.

              (d) "Merger Agreement" shall mean that certain Agreement of Sale and Plan of Merger, dated as of September 5, 1996, by and among AHP Sub, et al. and AHFP, et al.

              (e) "person" means an individual, corporation, limited liability company, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or other legal entity or government, political subdivision, agency or instrumentality of a government;

       IN WITNESS WHEREOF, AHFP and the Company have each caused this Agreement to be signed as of the date first written above.



                                   AHFP:

                                   AHFP HOLDING CORPORATION



                                   By: /s/ ANDREW S. ROSEN
                                      ------------------------------------------
                                           Andrew S. Rosen
                                           Vice President and Assistant
                                           Secretary


                                   COMPANY:

                                   INTERNATIONAL HOME FOODS, INC.



                                   By: /s/ N. MICHAEL DION
                                      ------------------------------------------
                                           N. Michael Dion
                                           Senior Vice President and Chief
                                           Financial Officer

                                   EXHIBIT A


                    ACKNOWLEDGMENT AND APPOINTMENT OF AGENT


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, hereby:

       1. Appoints Hick, Muse, Tate & Furst Incorporated, a Texas corporation ("HMTF") as his/her lawful agent and attorney-in-fact to represent the undersigned in connection with Sections 7.14 (Sales of Old AHFP Shares and Tag Along) and 7.15 (Certain Rights of Sellers) of the Merger Agreement, to execute and deliver all documents necessary to effectuate Sections 7.14 and 7.15 of the Merger Agreement, and to do anything else, including without limitation, signing and delivering all certificates, receipts, contracts, statements, notice, orders, instructions, and any other document that HMTF, in it sole discretion, belives advisable to carry out the provisions in Section 7.14 and 7.15 of the Merger Agreement;

       2. Appoints HMTF as his/her true and lawful proxy, agent and attorney-in-fact to vote pursuant to Section 7.15 of the Merger Agreement any and all shares of any class of series of capital stock of International Home Foods, Inc. (the "Company") or any subsidiary of the Company held by the undersigned. The undersigned acknowledges that the proxy granted hereby is irrevocable, being coupled with an interest, and that such proxy will continue until the termination of the undersigned's obligation to vote any shares in accordance with Section 7.15 of the Merger Agreement; and

       3.     Acknowledges and agrees to fulfill the covenants under Sections
              7.14 and 7.15 of the Merger Agreement.

       All terms not defined herein shall have the same meaning of such term in that certain Agreement and Plan of Reorganization, dated September 30, 1997, between AHFP Holding Corporation and International Home Foods, Inc.

       IN WITNESS HEREOF, I have set my hand this ___ day of ________ 1997.



                                           [SHAREHOLDER]


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Its:
                                               ---------------------------------





                                     A-1